AXA Equitable Life Insurance Company

Supplement dated July 22, 2015 to the current supplement to the May 1, 2015 prospectus for Equivest® At RetirementSM

This Supplement modifies certain information in the above-referenced prospectus, supplements to the prospectus and statement of additional information (together, the “Prospectus”) offered by AXA Equitable Life Insurance Company (“AXA Equitable”). You should read this Supplement in conjunction with your Prospectus and retain it for future reference. Unless otherwise indicated, all other information included in the Prospectus remains unchanged. The terms we use in this Supplement have the same meaning as in the Prospectus. We will send you another copy of any prospectus or supplement without charge upon request. Please contact the customer service center referenced in your Prospectus.

The purpose of this Supplement is to provide you with certain changes to the Prospectus. Please note the following changes:

1.	Revised Fee table

A.	In the section entitled “Portfolio operating expenses expressed as an annual percentage of daily net assets” under the heading “Fee Table,” the table is deleted in its entirety and replaced with the following:

Portfolio operating expenses expressed as an annual percentage of daily net assets

Total Annual Portfolio Operating Expenses for 2014 (expenses that are deducted from portfolio assets including management fees, 12b-1 fees, service fees, and/or other expenses)(1)	Lowest 0.62%	Highest 1.64%

B.	In the section entitled “Fee Table,” under footnote number 1, the third sentence is deleted in its entirety and replaced with the following:

The “Highest” represents the total annual operating expenses of the CharterSM Small Cap Value Portfolio.

C.	In the section entitled “Example” under the heading “Fee Table,” the expense table is deleted in its entirety and replaced with the following:

	If you annuitize at the end of the applicable time period				If you surrender or do not surrender your contract at the end of the applicable time period
	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years
(a) assuming maximum fees and expenses of any of the Portfolios	N/A	$1,688	$2,631	$5,190	$436	$1,338	$2,281	$4,840
(b) assuming minimum fees and expenses of any of the Portfolios	N/A	$1,371	$2,112	$4,202	$329	$1,021	$1,762	$3,852

EQUI-VEST® is issued by and is a registered service mark of AXA Equitable Life Insurance Company (AXA Equitable).

EQUI-VEST® At RetirementSM is issued by and is a service mark of AXA Equitable.

Distributed by affiliate AXA Advisors, LLC and/or for certain contracts co-distributed by affiliate AXA Distributors, LLC. 1290 Avenue of the Americas New York, NY 10104.

Copyright 2015 AXA Equitable Life Insurance Company. All rights reserved.

AXA Equitable Life Insurance Company

1290 Avenue of the Americas,

New York, NY 10104

(212) 554-1234

EQ At Retirement ‘04 IF only	154138 (7/15)
#944110

2.	Revised Hypothetical Illustrations

The section entitled “Hypothetical Illustrations” under “Appendix IV” is deleted in its entirety and replaced with the following:

ILLUSTRATION OF ACCOUNT VALUES, CASH VALUES AND CERTAIN GUARANTEED MINIMUM BENEFITS

The following tables illustrate the changes in account value, cash value and the values of the “greater of 6% Roll-Up to Age 85 or the Annual Ratchet to age 85” guaranteed minimum death benefit and the Guaranteed minimum income benefit under certain hypothetical circumstances for an EQUI-VEST® At RetirementSM contract. The table illustrates the operation of a contract based on a male, issue age 60, who makes a single $100,000 contribution and takes no withdrawals. The amounts shown are for the beginning of each contract year and assume that all of the account value is invested in portfolios that achieve investment returns at constant gross annual rates of 0% and 6% (i.e., before any investment management fees, 12b-1 fees or other expenses are deducted from the underlying portfolio assets). After the deduction of the arithmetic average of the investment management fees, 12b-1 fees and other expenses of all of the underlying portfolios (as described below), the corresponding net annual rates of return would be (2.3)% and 3.7% for the EQUI-VEST® At RetirementSM contract, at the 0% and 6% gross annual rates, respectively. These net annual rates of return reflect the trust and separate account level charges but they do not reflect the charges we deduct from your account value annually for the optional Guaranteed minimum death benefit and the Guaranteed minimum income benefit features. If the net annual rates of return did reflect these charges, the net annual rates of return would be lower; however, the values shown in the following tables reflect the following contract charges: the greater of 6% Roll-Up to age 85 and the Annual Ratchet to age 85 Guaranteed minimum death benefit charge and the Guaranteed minimum income benefit charge. The values shown under “Lifetime annual guaranteed minimum income benefit” reflect the lifetime income that would be guaranteed if the Guaranteed minimum income benefit is selected at that contract anniversary. An “N/A” in these columns indicates that the benefit is not exercisable in that year. A “0” under any of the death benefit and/or “Lifetime annual guaranteed minimum income benefit” columns indicates that the contract has terminated due to insufficient account value. However, the Guaranteed minimum income benefit has been automatically exercised and the owner is receiving lifetime payments.

With respect to fees and expenses deducted from assets of the underlying portfolios, the amounts shown in all tables reflect (1) investment management fees equivalent to an effective annual rate of 0.51, and (2) an assumed average asset charge for all other expenses of the underlying portfolios equivalent to an effective annual rate of 0.29% and (3) 12b-1 fees equivalent to an effective annual rate of 0.25%. These rates are the arithmetic average for all portfolios that are available as investment options. In other words, they are based on the hypothetical assumption that account values are allocated equally among the variable investment options. The actual rates associated with any contract will vary depending upon the actual allocation of contract values among the investment options. These rates do not reflect expense limitation arrangements in effect with respect to certain of the underlying portfolios as described in the footnotes to the fee table for the underlying portfolios in “Fee table” earlier in this prospectus. With these arrangements, the charges shown above would be lower. This would result in higher values than those shown in the following tables.

Because your circumstances will no doubt differ from those in the illustrations that follow, values under your contract will differ, in most cases substantially.

Variable deferred annuity

Equivest@ Ret Inforce NY

$100,000 Single contribution and no withdrawals

Male, issue age 60

Benefits:

Greater of 6% Roll up to age 85 or the Annual Ratchet to age 85 Guaranteed minimum death benefit

Protection Plus

Guaranteed minimum income benefit

										Lifetime Annual Guaranteed Minimum Income Benefit
Age	Contract Year	Account Value		Cash Value		Greater of 6% Roll up to age 85 or the Annual Ratchet to age 85 Guaranteed Minimum Death Benefit		Total Death Benefit with the earnings enhancement benefit		Guaranteed Income		Hypothetical Income
		0%	6%	0%	6%	0%	6%	0%	6%	0%	6%	0%	6%
60	0	100,000	100,000	100,000	100,000	100,000	100,000	100,000	100,000	N/A	N/A	N/A	N/A
61	1	96,375	102,375	96,375	102,375	106,000	106,000	106,000	106,000	N/A	N/A	N/A	N/A
62	2	92,754	104,758	92,754	104,758	112,360	112,360	112,360	112,360	N/A	N/A	N/A	N/A
63	3	89,132	107,146	89,132	107,146	119,102	119,102	119,102	119,102	N/A	N/A	N/A	N/A
64	4	85,504	109,532	85,504	109,532	126,248	126,248	126,248	126,248	N/A	N/A	N/A	N/A
65	5	81,864	111,912	81,864	111,912	133,823	133,823	133,823	133,823	N/A	N/A	N/A	N/A
66	6	78,208	114,279	78,208	114,279	141,852	141,852	141,852	141,852	N/A	N/A	N/A	N/A
67	7	74,530	116,628	74,530	116,628	150,363	150,363	150,363	150,363	N/A	N/A	N/A	N/A
68	8	70,823	118,951	70,823	118,951	159,385	159,385	159,385	159,385	N/A	N/A	N/A	N/A
69	9	67,083	121,241	67,083	121,241	168,948	168,948	168,948	168,948	N/A	N/A	N/A	N/A
70	10	63,301	123,488	63,301	123,488	179,085	179,085	179,085	179,085	10,584	10,584	10,584	10,584
75	15	43,539	133,745	43,539	133,745	239,656	239,656	239,656	239,656	15,362	15,362	15,362	15,362
80	20	21,616	141,194	21,616	141,194	320,714	320,714	320,714	320,714	21,841	21,841	21,841	21,841
85	25	0	143,636	0	143,636	0	429,187	0	429,187	39,700	39,700	39,700	39,700
90	30	0	143,365	0	143,365	0	429,187	0	429,187	N/A	N/A	N/A	N/A
95	35	0	143,040	0	143,040	0	429,187	0	429,187	N/A	N/A	N/A	N/A

The hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including investment allocations made by the owner. The account value, cash value and guaranteed benefits for a contract would be different from the ones shown if the actual gross rate of investment return averaged 0% or 6% over a period of years, but also fluctuated above or below the average for individual contract years. We can make no representation that these hypothetical investment results can be achieved for any one year or continued over any period of time. In fact, for any given period of time, the investment results could be negative.

3